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EXHIBIT 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO RULE 13a-14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,

AS ADOPTED PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, Robert W. Humphreys, certify that:

1.
I have reviewed this Quarterly Report on Form 10-Q of Delta

Apparel, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such

statements were made, not misleading with respect to

the period covered by this report;

3.
Based on my knowledge, the

financial statements, and other financial information

included in this report, fairly

present in all material

respects the financial
condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer(s)

and I are responsible for establishing and

maintaining disclosure controls and procedures (as defined in Exchange
Act Rules 13a-15(e) and 15d-15(e)) and

internal control over financial reporting

(as defined in Exchange Act

Rules 13a-15(f) and 15d-15(f)) for

the registrant
and have:

a)
Designed such

disclosure controls and

procedures, or caused

such disclosure controls

and procedures

to be

designed under

our supervision,

to ensure

that
material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such

internal control

over financial

reporting, or

caused such

internal control

over financial

reporting to

be designed

under our

supervision, to
provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance
with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report

any change in the

registrant's internal control over financial reporting

that occurred during the

registrant's most recent fiscal quarter
(the registrant's fourth fiscal quarter

in case of an annual

report) that has materially

affected, or is reasonably likely

to materially affect, the registrant's

internal
control over financial reporting; and

5.
The

registrant’s

other

certifying officer(s)

and

I have

disclosed, based

on

our

most

recent evaluation

of

internal

control

over

financial

reporting, to

the
registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
All significant

deficiencies and

material weaknesses

in the

design or

operation of

internal control

over financial

reporting which

are reasonably

likely to
adversely affect the registrant’s ability to record, process, summarize and report financial information;

and

b)
Any fraud, whether or not material,

that involves management or

other employees who have a significant

role in the registrant’s internal control

over financial
reporting.

Date: May 4, 2023 /s/ Robert W. Humphreys

Chairman and Chief Executive Officer